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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 22, 2003


                                   BELO CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-8598               75-0135890
       (State or other           (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                             Identification No.)



                    P.O. BOX 655237, DALLAS, TEXAS 75265-5237
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 977-6606


                                      NONE.
         (Former name or former address, if changed since last report.)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Earnings Press Release dated October 22, 2003

                  99.2 Monthly Statistical Report Press Release dated October 22, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, Belo Corp. announced its consolidated financial results for the third quarter ended September 30, 2003. On October 22, 2003, the company also issued a press release announcing the company's monthly statistical report for the month and nine months ended September 30, 2003. Copies of these press releases are furnished with this report as exhibits to Form 8-K.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2003



                                   BELO CORP.



                                   By:   /s/ Carey Hendrickson
                                      ------------------------------------------
                                        Carey P. Hendrickson
                                        Vice President/Investor Relations



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1            Earnings Press Release dated October 22, 2003

99.2            Monthly Statistical Report Press Release dated October 22, 2003